UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06223

Legg Mason Tax Free Income Fund

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

September 30, 2010

Semi-Annual Repor t

Legg Mason

Investment Counsel

Maryland Tax-Free Income Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Fund objective

The Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes*, consistent with prudent investment risk and preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Maryland Tax-Free Income Trust for the six-month reporting period ended September 30, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	David Odenath President

October 29, 2010

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended September 30, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and

8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

As the reporting period began, the financial markets were largely characterized by healthy investor risk appetite and solid results by the fixed-income spread sectors (non-Treasuries). However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to

IV	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Investment commentary (cont’d)

purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, the reporting period began with nearly every spread sector outperforming equal-durationvi Treasuries. Over this time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September.

Both short- and long-term U.S. Treasury yields fluctuated during the period, but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on September 30, 2010, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively – near their lows for the reporting period.

The municipal bond market lagged its taxable bond counterpart over the six months ended September 30, 2010. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 5.51% and 6.05%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended September 30, 2010, Class A shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust, excluding sales charges, returned 4.49% . The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 5.51% for the same period. The Lipper Maryland Municipal Debt Funds Category Average1 returned 5.10% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of September 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Investment Counsel Maryland Tax-Free Income Trust:
Class A	4.49%
Class C	4.19%
Class I	4.58%
Barclays Capital Municipal Bond Index	5.51%
Lipper Maryland Municipal Debt Funds Category Average	5.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	V

The 30-Day SEC Yields for the period ended September 30, 2010 for Class A, C and I shares were 3.21%, 2.77% and 3.52%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, C and I shares would have been 3.01%, 2.56% and 3.21%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated July 31, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.89%, 1.52% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 0.70% for Class A shares, 1.25% for Class C shares and 0.45% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Vice President

October 29, 2010

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2010 and March 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.49%	$1,000.00	$1,044.90	0.61%	$3.13	Class A	5.00%	$1,000.00	$1,022.01	0.61%	$3.09
Class C	4.19	1,000.00	1,041.90	1.20	6.14	Class C	5.00	1,000.00	1,019.05	1.20	6.07
Class I	4.58	1,000.00	1,045.80	0.45	2.31	Class I	5.00	1,000.00	1,022.81	0.45	2.28

[1]	For the six months ended September 30, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

September 30, 2010

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 92.3%
Education — 13.2%
City of Annapolis, Maryland, EDR and Refunding Revenue Bonds:
St. John’s College Facility	5.500%	10/1/18	$240,000	$240,799
St. John’s College Facility	5.500%	10/1/23	490,000	491,411
St. John’s College Facility	5.000%	10/1/27	1,135,000	1,138,972
St. John’s College Facility	5.000%	10/1/36	2,465,000	2,426,226
Maryland EDC, Student Housing Revenue Bonds, University of Maryland, College Park Project	5.750%	6/1/33	500,000	518,745
Maryland EDC, Utility Infrastructure Revenue Bonds, University of Maryland, College Park Project, AMBAC	5.375%	7/1/16	985,000	1,011,516
Maryland Health & Higher EFA Refunding Revenue Bonds, Maryland Institute College of Art Issue	5.000%	6/1/36	5,000,000	5,098,900
Maryland Health & Higher EFA Revenue Bonds:
AGM	4.500%	1/1/22	775,000	790,663
College of Notre Dame of Maryland Issue, NATL	5.300%	10/1/18	925,000	1,064,888
Loyola College Issue	5.000%	10/1/40	2,000,000	2,045,120
Maryland Institute College of Art	5.000%	6/1/42	800,000	813,072
The Johns Hopkins University Issue	5.000%	7/1/33	3,000,000	3,151,980
Maryland State Economic Development Corp., Student Housing Revenue, University of Maryland College Park Projects	5.800%	6/1/38	1,500,000	1,544,670
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds	5.000%	10/1/21	2,500,000	2,833,725
Westminster, Maryland, Education Facilities Refunding Revenue Bonds:
McDaniel College Inc.	5.000%	11/1/21	1,160,000	1,216,214
McDaniel College Inc.	5.000%	11/1/22	250,000	261,295
McDaniel College Inc.	5.000%	11/1/31	3,500,000	3,556,630
Total Education				28,204,826
Health Care — 23.7%
Baltimore County, Maryland, Revenue Bonds:
Catholic Health Initiatives	5.000%	9/1/20	1,050,000	1,162,255
Oak Crest Village Inc.	5.000%	1/1/22	1,550,000	1,559,780
Maryland Health & Higher EFA Refunding Revenue Bonds, MedStar Health Issue	5.500%	8/15/25	785,000	818,143
Maryland Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	6.750%	7/1/29	2,000,000	2,361,640
Board of Child Care Issue	5.500%	7/1/18	1,110,000	1,156,043
Calvert Health Systems Issue	5.500%	7/1/39	2,000,000	2,058,260
Carroll County General Hospital Issue	5.750%	7/1/22	1,000,000	1,039,000
Carroll County General Hospital Issue	6.000%	7/1/26	2,000,000	2,068,480
Carroll County General Hospital Issue	5.750%	7/1/27	1,050,000	1,077,647
Carroll County General Hospital Issue	5.800%	7/1/32	2,000,000	2,044,540
Hebrew Home of Greater Washington Issue	5.800%	1/1/32	2,250,000	2,272,522
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,221,010
Johns Hopkins Medicine, Howard County General Hospital Acquisition Issue, NATL	5.000%	7/1/29	2,000,000	2,000,660
Peninsula Regional Medical Center Issue	5.000%	7/1/19	1,000,000	1,063,420
Peninsula Regional Medical Center Issue	5.000%	7/1/26	2,435,000	2,490,859
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,089,312

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2010

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
The Johns Hopkins Hospital Issue	0.000%	7/1/19	$4,000,000	$2,812,840
Union Hospital of Cecil County Issue	5.500%	7/1/22	250,000	255,588
Washington County Hospital Issue	4.000%	1/1/15	1,000,000	1,035,860
Washington County Hospital Issue	4.750%	1/1/16	1,000,000	1,059,800
Washington County Hospital Issue	6.000%	1/1/43	1,000,000	1,034,250
Maryland State Health & Higher EFA Revenue:
Carroll County General Hospital	6.000%	7/1/37	1,000,000	1,021,880
John Hopkins Medical Institutions	5.000%	5/15/35	1,300,000	1,375,517
Mercy Medical Center Inc.	5.500%	7/1/42	3,445,000	3,475,557
Refunding, Kennedy Krieger Issue	5.125%	7/1/22	3,000,000	2,999,760
Suburban Hospital	5.500%	7/1/16	500,000	546,280
University of Maryland Medical System	5.000%	7/1/34	1,000,000	1,029,900
University of Maryland Medical System	5.000%	7/1/41	1,500,000	1,520,790
Washington County Hospital	5.250%	1/1/23	500,000	523,545
Washington County Hospital	5.750%	1/1/38	2,000,000	2,047,300
Washington County Hospital Association	5.000%	1/1/17	500,000	533,020
Total Health Care				50,755,458
Housing — 12.4%
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.200%	9/1/22	1,790,000	1,790,805	(a)
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.375%	9/1/22	170,000	170,092	(a)
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.375%	9/1/24	2,000,000	2,005,820	(a)
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.500%	9/1/29	2,490,000	2,541,394
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.750%	9/1/29	1,000,000	1,035,960
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.050%	9/1/39	1,980,000	2,030,490
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds, Capital Funding Securitization, AGM	4.400%	7/1/21	1,000,000	1,044,560
Maryland State Community Development Administration, Department of Housing & Community Development	5.375%	9/1/39	1,500,000	1,568,160
Maryland State Community Development Administration, Department of Housing & Community Development	4.800%	9/1/42	4,165,000	4,137,886	(a)
Maryland State Community Development Administration, Department of Housing and Community Development, Local Government Infrastructure	4.000%	6/1/30	5,485,000	5,595,005
Montgomery County, Maryland, Revenue Bonds:
Housing Opportunities Commission, Single Family Mortgage	4.875%	7/1/25	1,000,000	1,054,740
Housing Opportunities Commission, Single Family Mortgage	5.000%	7/1/27	1,535,000	1,567,864	(a)
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Development	4.625%	7/1/41	2,000,000	2,036,780
Total Housing				26,579,556
Industrial Revenue — 4.4%
IDA of Prince George’s County, Maryland, Subordinated Lease Revenue Bonds:
Upper Marlboro Justice Center Expansion Project, NATL	5.125%	6/30/15	3,340,000	3,705,129
Upper Marlboro Justice Center Expansion Project, NATL	5.000%	6/30/19	1,000,000	1,091,200

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	5

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — continued
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	$565,000	$559,723
Maryland IDA, EDR Bonds, National Aquarium in Baltimore Facility	5.000%	11/1/19	500,000	503,695
Maryland IDA, Refunding Revenue Bonds, American Center for Physics Headquarters Facility	5.250%	12/15/15	320,000	335,593
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	3,000,000	3,124,650
Total Industrial Revenue				9,319,990
Local General Obligation — 5.6%
Anne Arundel County, Maryland, GO Bonds, Consolidated General Improvement Bonds	4.500%	3/1/23	1,000,000	1,107,690
Baltimore County, Maryland, GO Bonds, Metropolitan District Bonds, 70th Issue	4.250%	9/1/26	1,000,000	1,058,280
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,409,256
Baltimore County, Maryland, GO Bonds	4.000%	8/1/26	2,905,000	3,147,887
Frederick County, Maryland, GO Bonds, Public Facilities Refunding Bonds	5.000%	7/1/15	1,000,000	1,179,080
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	5.000%	8/15/19	1,000,000	1,225,180
Maryland-National Capital Park and Planning Commission, Prince George’s County, Maryland, Park Acquisition and Development GO Bonds	5.125%	5/1/21	1,310,000	1,378,041	(b)
Mayor and City Council of Baltimore, City of Baltimore, Maryland, GO Bonds, Consolidated Public Improvement Refunding Bonds, FGIC	0.000%	10/15/11	940,000	886,373
Queen Anne’s County, Maryland, Public Facilities Refunding Bonds, NATL	5.000%	11/15/16	500,000	572,525
Total Local General Obligation				11,964,312
Power — 1.8%
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	3,740,000	3,940,202
Pre-Refunded/Escrowed to Maturity — 7.4%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,725,110	(c)
Maryland Health & Higher EFA Revenue Bonds:
Helix Health Issue, AMBAC	5.125%	7/1/11	2,000,000	2,070,100	(c)
Howard County General Hospital Issue	5.500%	7/1/21	2,825,000	3,027,157	(c)
LifeBridge Health Issue	5.250%	7/1/18	1,640,000	1,899,071	(b)
University of Maryland Medical System Issue	5.750%	7/1/21	3,000,000	3,118,950	(b)
Maryland State Health & Higher EFA Revenue, University of Maryland Medical Systems	6.000%	7/1/32	1,000,000	1,094,550	(b)
Total Pre-Refunded/Escrowed to Maturity				15,934,938
Special Tax Obligation — 3.0%
Frederick County, MD, Special Obligation, Urbana Community Development Authority	5.000%	7/1/30	3,000,000	3,163,020
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	2,000,000	2,169,940
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/39	1,000,000	1,117,110
Total Special Tax Obligation				6,450,070
State General Obligation — 6.3%
Commonwealth of Puerto Rico, GO Bonds:
Public Improvement Bonds	5.000%	7/1/25	2,000,000	2,048,440
Public Improvement Bonds	6.000%	7/1/39	5,000,000	5,423,750
State of Maryland, GO Bonds, State and Local Facilities Loan	5.500%	3/1/15	5,000,000	5,950,650
Total State General Obligation				13,422,840

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

September 30, 2010

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Transportation — 1.7%
Department of Transportation of Maryland, Consolidated Transportation Bonds	5.500%	2/1/15	$3,000,000	$3,554,250
Water & Sewer — 12.8%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	1,910,000	2,226,067
Water Projects	5.000%	7/1/24	1,890,000	2,202,757
Water Projects, FGIC	5.125%	7/1/42	1,000,000	1,018,990
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Revenue Bonds, Wastewater Projects, AGM	5.000%	7/1/33	4,000,000	4,335,720
City of Baltimore, Maryland, Project Revenue Bonds, AMBAC	5.000%	7/1/23	1,000,000	1,130,930
Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC	5.500%	4/1/16	3,425,000	3,727,701	(a)
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.250%	6/1/16	1,650,000	1,986,254
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.750%	6/1/17	2,000,000	2,504,780
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/18	2,705,000	3,473,842
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/19	3,665,000	4,763,767
Total Water & Sewer				27,370,808
Total Investments before Short-Term Investments (Cost — $180,983,034)				197,497,250
Short-Term Investments — 5.8%
Education — 1.9%
Baltimore County, MD, EDR, Garrison Forest School Inc. Project, LOC-SunTrust Bank	0.380%	10/1/31	4,200,000	4,200,000	(d)(e)
General Obligation — 0.9%
Washington Suburban Sanitation District, MD, GO, BAN, SPA-Helaba	0.280%	6/1/23	1,900,000	1,900,000	(d)(e)
Health Care — 2.3%
Maryland Health & Higher EFA Revenue, University of Maryland Medical System, LOC-Wells Fargo Bank N.A.	0.250%	7/1/34	5,000,000	5,000,000	(d)(e)
Industrial Revenue — 0.7%
Maryland State EDC Revenue, American Urological Association	0.620%	9/1/32	1,445,000	1,445,000	(d)(e)
Total Short-Term Investments (Cost — $12,545,000)				12,545,000
Total Investments — 98.1% (Cost — $193,528,034#)				210,042,250
Other Assets in Excess of Liabilities — 1.9%				4,021,505
Total Net Assets — 100.0%				$214,063,755

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(e)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	7

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
IDA	— Industrial Development Authority
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Ratings Table*
S&P/Moody’s/Fitch**
AAA/Aaa	21.5%
AA/Aa	27.1
A	30.6
BBB/Baa	12.4
A-1/VMIG 1	6.0
NR	2.4
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 8 through 10 for definitions of ratings.

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of on obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	9
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

10	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligation Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligation Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

September 30, 2010

Assets:
Investments, at value (Cost — $193,528,034)	$210,042,250
Cash	1,865,911
Interest receivable	2,371,313
Receivable for Fund shares sold	297,685
Prepaid expenses	22,932
Other assets	1,404
Total Assets	214,601,495

Liabilities:
Payable for Fund shares repurchased	308,827
Distributions payable	67,306
Investment management fee payable	59,099
Distribution fees payable	37,940
Trustees’ fees payable	923
Accrued expenses	63,645
Total Liabilities	537,740
Total Net Assets	$214,063,755

Net Assets:
Par value (Note 8)	$12,650
Paid-in capital in excess of par value	197,993,947
Undistributed net investment income	22,162
Accumulated net realized loss on investments	(479,220)
Net unrealized appreciation on investments	16,514,216
Total Net Assets	$214,063,755

Shares Outstanding:
Class A	10,234,042
Class C	1,728,109
Class I	688,079

Net Asset Value:
Class A (and redemption price)	$16.92
Class C*	$16.92
Class I (and redemption price)	$16.93
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.67

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended September 30, 2010

Investment Income:
Interest	$4,537,540

Expenses:
Investment management fee (Note 2)	569,462
Distribution fees (Notes 2 and 5)	217,342
Shareholder reports	22,930
Transfer agent fees (Note 5)	22,629
Custody fees	16,437
Legal fees	16,221
Trustees’ fees	15,457
Audit and tax	14,806
Registration fees	12,044
Insurance	542
Miscellaneous expenses	8,655
Total Expenses	916,525
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(214,466)
Compensating balance arrangements (Note 1)	(1,252)
Net Expenses	700,807
Net Investment Income	3,836,733

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	32,949
Change in Net Unrealized Appreciation (Depreciation) on Investments	5,160,802
Net Gain on Investments	5,193,751
Increase in Net Assets from Operations	$9,030,484

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended September 30, 2010 (unaudited) and the Year Ended March 31, 2010	September 30	March 31

Operations:
Net investment income	$3,836,733	$6,805,130
Net realized gain	32,949	203,806
Change in net unrealized appreciation (depreciation)	5,160,802	9,283,755
Increase in Net Assets From Operations	9,030,484	16,292,691

Distributions to Shareholders From (Notes 1 and 7):
Net investment income	(3,836,733)	(6,805,280)
Decrease in Net Assets From Distributions to Shareholders	(3,836,733)	(6,805,280)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	23,424,909	47,774,942
Reinvestment of distributions	3,460,865	6,107,034
Cost of shares repurchased	(15,826,252)	(16,491,724)
Increase in Net Assets From Fund Share Transactions	11,059,522	37,390,252
Increase in Net Assets	16,253,273	46,877,663

Net Assets:
Beginning of period	197,810,482	150,932,819
End of period*	$214,063,755	$197,810,482
*Includes undistributed net investment income of:	$22,162	$22,162

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares	2010[1,2]	2010[1]	2009[1]	2008[1]	2007[1]	2006

Net asset value, beginning of period	$16.50	$15.58	$15.89	$16.28	$16.25	$16.40

Income (loss) from operations:
Net investment income	0.32	0.63	0.68	0.67	0.68	0.67
Net realized and unrealized gain (loss)	0.42	0.92	(0.31)	(0.39)	0.06	(0.15)
Total income from operations	0.74	1.55	0.37	0.28	0.74	0.52

Less distributions from:
Net investment income	(0.32)	(0.63)	(0.68)	(0.67)	(0.68)	(0.67)
Net realized gains	—	—	—	(0.00) [3]	(0.03)	(0.00) [3]
Total distributions	(0.32)	(0.63)	(0.68)	(0.67)	(0.71)	(0.67)

Net asset value, end of period	$16.92	$16.50	$15.58	$15.89	$16.28	$16.25
Total return[4]	4.49%	10.08%	2.46%	1.76%	4.64%	3.22%

Net assets, end of period (000s)	$173,176	$168,589	$145,672	$149,392	$144,559	$145,845

Ratios to average net assets:
Gross expenses	0.82%[5]	0.89%	1.03%	0.96%	0.97%	0.97%
Net expenses[6,7,8]	0.61 [5]	0.65	0.70	0.70	0.70	0.70
Net investment income	3.77 [5]	3.88	4.40	4.15	4.16	4.10

Portfolio turnover rate	9%	6%	8%	6%	9%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.70% until December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2010	2009[3]

Net asset value, beginning of period	$16.50	$15.58	$15.59

Income from operations:
Net investment income	0.27	0.52	0.07
Net realized and unrealized gain	0.42	0.94	0.01
Total income from operations	0.69	1.46	0.08

Less distributions from:
Net investment income	(0.27)	(0.54)	(0.09)
Total distributions	(0.27)	(0.54)	(0.09)

Net asset value, end of period	$16.92	$16.50	$15.58
Total return[4]	4.19%	9.44%	0.53%

Net assets, end of period (000s)	$29,241	$21,000	$1,965

Ratios to average net assets:
Gross expenses	1.40%[5]	1.52%	1.99%[5]
Net expenses[6,7,8]	1.20 [5]	1.20	1.17 [5]
Net investment income	3.18 [5]	3.22	3.51 [5]

Portfolio turnover rate	9%	6%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2010 (unaudited).

[3]	For the period February 5, 2009 (inception date) to March 31, 2009.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.25% until December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1,2]	2010[3]	2010	2009[4]

Net asset value, beginning of period	$16.51	$15.58	$15.83

Income (loss) from operations:
Net investment income	0.33	0.66	0.47
Net realized and unrealized gain (loss)	0.42	0.94	(0.24)
Total income from operations	0.75	1.60	0.23

Less distributions from:
Net investment income	(0.33)	(0.67)	(0.48)
Total distributions	(0.33)	(0.67)	(0.48)

Net asset value, end of period	$16.93	$16.51	$15.58
Total return[5]	4.58%	10.38%	1.58%

Net assets, end of period (000s)	$11,647	$8,221	$3,296

Ratios to average net assets:
Gross expenses	0.75%[6]	0.90%	1.22%[6]
Net expenses[7,8,9]	0.45 [6]	0.45	0.45 [6]
Net investment income	3.94 [6]	4.04	4.72 [6]

Portfolio turnover rate	9%	6%	8%

[1]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended September 30, 2010 (unaudited).

[4]	For the period July 30, 2008 (inception date) to March 31, 2009.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.45% until December 31, 2011.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Tax-Free Income Fund (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$197,497,250	—	$197,497,250
Short-term investments†	—	12,545,000	—	12,545,000
Total investments	—	$210,042,250	—	$210,042,250

†	See Schedule of Investments for additional detailed categorizations.

(b) Concentration risk. The Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not

18	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

following that practice. The Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The value of the Fund’s shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMIC serves as investment adviser to the Fund pursuant to a sub-advisory agreement with the Fund’s manager. The Fund’s manager (not the Fund) pays LMIC a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	19

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, dividend expense on short sales, taxes and extraordinary expenses to average net assets of Class A, Class C and Class I shares will not exceed 0.70%, 1.25% and 0.45%, respectively. This expense limitation agreement can not be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the six months ended September 30, 2010, fees waived and/or expenses reimbursed amounted to $214,466.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at September 30, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires March 31, 2011	$374,514	—	—
Expires March 31, 2012	484,832	$984	$4,731
Expires March 31, 2013	375,161	37,313	28,403
Expires March 31, 2014	173,479	25,546	15,441
Fee waivers/expense reimbursements subject to recapture	$1,407,986	$63,843	$48,575

During the six months ended September 30, 2010, LMPFA did not recapture any fees.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

For the six months ended September 30, 2010, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	—	$3,000

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$35,647,273
Sales	17,497,500

20	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,557,623
Gross unrealized depreciation	(43,407)
Net unrealized appreciation	$16,514,216

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.45% of the average daily net assets of its Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$128,663	$11,808
Class C	88,679	5,766
Class I	—	5,055
Total	$217,342	$22,629

For the six months ended September 30, 2010, class specific waivers and/or expense reimbursements were as follows:

Waivers/ Reimbursements
Class A	$173,479
Class C	25,546
Class I	15,441
Total	$214,466

6. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364 day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended September 30, 2010.

7. Distributions to shareholders by class

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
Net Investment Income:
Class A	$3,233,479	$6,171,811
Class C	402,585	379,250
Class I	200,669	254,219
Total	$3,836,733	$6,805,280

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2010 Semi-Annual Report	21

8. Shares of beneficial interest

At September 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Shares sold	648,889	$10,855,107	1,400,587	$22,815,472
Shares issued on reinvestment	178,836	2,995,592	348,856	5,683,109
Shares repurchased	(810,100)	(13,561,891)	(884,350)	(14,397,412)
Net increase	17,625	$288,808	865,093	$14,101,169

Class C
Shares sold	496,953	$8,297,145	1,188,309	$19,337,294
Shares issued on reinvestment	20,854	349,535	19,342	317,256
Shares repurchased	(62,360)	(1,043,678)	(61,106)	(1,002,035)
Net increase	455,447	$7,603,002	1,146,545	$18,652,515

Class I
Shares sold	255,966	$4,272,657	347,026	$5,622,176
Shares issued on reinvestment	6,900	115,738	6,494	106,669
Shares repurchased	(72,837)	(1,220,683)	(67,016)	(1,092,277)
Net increase	190,029	$3,167,712	286,504	$4,636,568

9. Capital loss carryforward

As of March 31, 2010, the Fund had a net capital loss carryforward of approximately $512,169 which expires in 2017. This amount will be available to offset any future taxable capital gains.

Legg Mason Investment Counsel

Maryland Tax-Free Income Trust

Trustees

Mark R. Fetting Chairman

David R. Odenath President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment sub-adviser

Legg Mason Investment Counsel, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

The Fund is a separate investment series of Legg Mason Tax-Free Income Fund, a Massachusetts business trust.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Maryland Tax-Free Income Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-030/S 11/10 SR10-1221

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Tax Free Income Fund

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President of Legg Mason Tax Free Income Fund

Date: November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President of Legg Mason Tax Free Income Fund

Date: November 19, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Tax Free Income Fund

Date: November 19, 2010